Prospectus

March 31, 2021

ALPS ETF Trust

ALPS Sector Dividend Dogs ETF (NYSE ARCA: SDOG)

ALPS International Sector Dividend Dogs ETF (NYSE ARCA: IDOG)

ALPS Emerging Sector Dividend Dogs ETF (NYSE ARCA: EDOG)

ALPS REIT Dividend Dogs ETF (NYSE ARCA: RDOG)

An ALPS Advisors Solution

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Summary Section	2
Alps Sector Dividend Dogs ETF	2
Alps International Sector Dividend Dogs ETF	5
Alps Emerging Sector Dividend Dogs ETF	8
Alps REIT Dividend Dogs ETF	12
Introduction—Alps ETF Trust	16
Tax-Advantaged Product Structure	16
Alps Sector Dividend Dogs ETF	16
Alps International Sector Dividend Dogs ETF	17
Alps Emerging Sector Dividend Dogs ETF	17
Alps REIT Dividend Dogs ETF	18
Additional Information About the Funds’ Principal Investment Risks	19
Risks of Underlying Sectors	23
Secondary Investment Strategies	25
Additional Risk Considerations	26
Investment Advisory Services	27
Purchase and Redemption Of Shares	28
How to Buy and Sell Shares	28
Frequent Purchases and Redemptions	31
Fund Service Providers	31
Index Provider	31
Disclaimers	31
Federal Income Taxation	33
Other Information	34
Financial Highlights	34
For More Information	Back Cover

alpsfunds.com

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Summary Section

Alps Sector Dividend Dogs ETF
(The “Fund”)

INVESTMENT OBJECTIVE

The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Sector Dividend Dogs Index (ticker symbol SDOGX) (the “Underlying Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors purchasing or selling Shares in the secondary market may be subject to fees and expenses (including customary brokerage commissions) charged by their broker and other fees to financial intermediaries. These fees and expenses are not included in the expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.40%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.40%

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested each year, and that the Fund’s operating expenses remain the same each year.

	One Year	Three Years	Five Years	Ten Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$41	$128	$224	$505

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended November 30, 2020, the Fund’s portfolio turnover rate was 77% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

ALPS Advisors, Inc. (the “Adviser”) will seek investment results that replicate as closely as possible, before fees and expenses, the performance of the Underlying Index. The Underlying Index is a rules-based index intended to give investors a means of tracking the overall performance of the highest dividend paying stocks (i.e. “Dividend Dogs”) in the S&P 500 on a sector-by-sector basis. “Dividend Dogs” refers to the five stocks in each of the Global Industry Classification Standard (“GICS”) sectors (excluding the real estate sector) that make up the S&P 500 which offer the highest dividend yields.

The Underlying Index generally consists of 50 stocks on each annual reconstitution date, which is the third Friday of December each year. The Underlying Index’s stocks must be constituents of the S&P 500 Index, the leading benchmark index for US large capitalization stocks. The Underlying Index methodology selects the five stocks in ten of the eleven GICS sectors (excluding the real estate sector) that make up the S&P 500 which offer the highest dividend yields as of the last business day of November. Dividend yield is computed based on the regular cash dividends paid by the company over the previous twelve month period, divided by the share price. The eligible stocks that are selected for inclusion in the Underlying Index’s portfolio are equally weighted. If a GICS sector does not contain five stocks which offer dividend yields as computed in the manner described above, then only those stocks in the sector which offer such dividend yields will be included in the Underlying Index. The Underlying Index is rebalanced quarterly.

PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political and social conditions, inflation (or expectations for inflation), deflation (or expectations for deflation), changes in the general outlook for corporate earnings, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade

2	Prospectus | March 31, 2021

ALPS SECTOR DIVIDEND DOGS ETF

barriers, regulatory events, other governmental trade or market control programs and related geopolitical events, changes in interest or currency rates or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons, including operating expenses incurred by the Fund not applicable to the Underlying Index, costs in buying and selling securities, asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

Index Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Underlying Sector Risk. The Fund will be exposed to the additional risks associated with its investments in companies of each GICS sector of the Underlying Index. For more on these risks, see “Risks of Underlying Sectors” in this Prospectus.

High Dividend Yield Style Risk. While the Fund may hold securities of companies that have historically paid a high dividend yield, those companies may reduce or discontinue their dividends, thus reducing the yield of the Fund. Also, the market return of high dividend yield securities, in certain market conditions, may be worse than the market return of other investment strategies or the overall stock market.

Fluctuation of Net Asset Value. The net asset value (“NAV”) of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca, Inc. (the “NYSE Arca”). The Adviser cannot predict whether the Shares will trade below, at or above their NAV.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Underlying Index and of another benchmark of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Total return figures assume reinvestment of dividends and include the effect of the Fund’s recurring expenses. Updated performance information is available online at www.alpsfunds.com or by calling 866.675.2639.

Annual Total Returns (calendar years ended 12/31)

Highest Quarterly Return	19.14%	(December 31, 2020)
Lowest Quarterly Return	-32.27%	(March 31, 2020)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
For periods ended December 31, 2020

	1 Year	5 Years	Since Inception (June 29, 2012)
Return Before Taxes	-0.37%	8.62%	11.10%
Return After Taxes on Distributions	-1.40%	7.67%	10.13%
Return After Taxes on Distributions and Sale of Fund Shares	0.26%	6.67%	8.90%
S-Network® Sector Dividend Dogs Index* (reflects no deduction for fees, expenses or taxes)	-0.04%	9.11%	11.61%
S&P 500® Index* (reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	15.00%

*	Index performance shown in the table is the total return, which assumes reinvestment of any dividends and distributions during the time periods shown.

www.alpsfunds.com	3

INVESTMENT ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund.

PORTFOLIO MANAGERS

Ryan Mischker, Senior Vice President, Portfolio Management & Research, and Andrew Hicks, Senior Vice President of Index Management of ALPS Advisors, Inc., are responsible for the day to day management of the Fund. Mr. Mischker and Mr. Hicks have each served in such capacity since March 2015 and March 2016, respectively.

PURCHASE AND REDEMPTION OF SHARES

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker or dealer at a market price. Shares of the Fund are listed for trading on NYSE Arca under the ticker symbol SDOG and, because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid/ask spread”).

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and the bid/ask spreads, is included on the Fund’s website at www.alpsfunds.com.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	Prospectus | March 31, 2021

ALPS INTERNATIONAL SECTOR DIVIDEND DOGS ETF

SUMMARY SECTION

Alps International Sector Dividend Dogs ETF (The “Fund”)

INVESTMENT OBJECTIVE

The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® International Sector Dividend Dogs Index (ticker symbol IDOGX) (the “Underlying Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors purchasing or selling Shares in the secondary market may be subject to fees and expenses (including customary brokerage commissions) charged by their broker and other fees to financial intermediaries. These fees and expenses are not included in the expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.50%

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested each year, and that the Fund’s operating expenses remain the same each year.

	One Year	Three Years	Five Years	Ten Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$51	$160	$280	$628

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended November 30, 2020, the Fund’s portfolio turnover rate was 79% of the average value of the Fund.

PRINCIPAL INVESTMENT STRATEGIES

ALPS Advisors, Inc. (the “Adviser”) will seek investment results that replicate as closely as possible, before fees and expenses, the performance of the Underlying Index. The Underlying Index is a rules-based index intended to give investors a means of tracking the overall performance of the highest dividend paying stocks (i.e. “Dividend Dogs”) in the S-Network Developed Markets (ex NA) Index, a universe of mainly large capitalization stocks in international developed markets not located in the Americas (the “S-Net Developed Markets”) on a sector by-sector basis. “Dividend Dogs” refers to the five stocks in each of the Global Industry Classification Standard (“GICS”) sectors (excluding the real estate sector) that make up the S-Net Developed Markets which offer the highest dividend yields.

The Underlying Index generally consists of 50 stocks on each annual reconstitution date, which is the third Friday of December each year. The Underlying Index’s stocks must be constituents of the S-Net Developed Markets universe, which includes stocks whose domicile and primary exchange listings are in countries in Europe, Australia and the Far East and identified by the World Bank as High Income Countries, and excludes stocks from countries a) located in the Americas, b) that do not have stock exchanges, c) were members of the former Comecon (Council for Mutual Economic Assistance, a former economic organization led by the Soviet Union that comprised Eastern Bloc countries and other socialist states elsewhere in the world) and d) whose companies, in the opinion of the Index Provider (defined below), have idiosyncratic dividend policies. The World Bank’s methodology for identifying High Income Countries is based on the country’s gross national income (GNI) per capita. The selection criteria for the universe also includes requirements for sector inclusion, primary exchange listing, minimum market capitalization, share price, average daily trading volume and other factors.

The Underlying Index methodology selects the five stocks in ten of the eleven GICS sectors (excluding the real estate sector) that make up the S-Net Developed Markets which offer the highest dividend yields as of the last trading day of November. Dividend yield is computed based on the regular cash dividends paid by the company over the previous twelve month period, divided by the share price. The eligible stocks that are selected for inclusion in the Underlying Index’s portfolio are equally weighted. If there are less than 5 eligible securities represented in any sector, then the Underlying Index will include only those securities that qualify. The Underlying Index is rebalanced quarterly.

www.alpsfunds.com	5

PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political and social conditions, inflation (or expectations for inflation), deflation (or expectations for deflation), changes in the general outlook for corporate earnings, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events, changes in interest or currency rates or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

Foreign Investment Risk. The Fund’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons, including operating expenses incurred by the Fund not applicable to the Underlying Index, costs in buying and selling securities, asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies. Tax withholdings imposed by foreign countries may also contribute to differences between the Fund’s return and the return of the Underlying Index.

Index Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Geographic Concentration Risk. To the extent the Underlying Index and the Fund are significantly comprised of securities of issuers from a single country, the Fund would be more likely to be impacted by events or conditions affecting that country.

Underlying Sector Risk. The Fund will be exposed to the additional risks associated with its investments in companies of each GICS sector of the Underlying Index. For more on these risks, see “Risks of Underlying Sectors” in this Prospectus.

High Dividend Yield Style Risk. While the Fund may hold securities of companies that have historically paid a high dividend yield, those companies may reduce or discontinue their dividends, thus reducing the yield of the Fund. Also, the market return of high dividend yield securities, in certain market conditions, may be worse than the market return of other investment strategies or the overall stock market.

Fluctuation of Net Asset Value. The net asset value (“NAV”) of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca, Inc. (the “NYSE Arca”). The Adviser cannot predict whether the Shares will trade below, at or above their NAV.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for a certain time period compare with the average annual returns of the Underlying Index and of another benchmark of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Total return figures assume reinvestment of dividends and include the effect of the Fund’s recurring expenses. Updated performance information is available online at www.alpsfunds.com or by calling 866.675.2639.

6	Prospectus | March 31, 2021

ALPS INTERNATIONAL SECTOR DIVIDEND DOGS ETF

Annual Total Returns (calendar years ended 12/31)

Highest Quarterly Return	21.46%	(December 31, 2020)
Lowest Quarterly Return	-25.96%	(March 31, 2020)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
For periods ended December 31, 2020

	1 Year	5 Years	Since Inception (June 27, 2013)
Return Before Taxes	-1.34%	6.27%	4.67%
Return After Taxes on Distributions	-2.13%	5.40%	3.84%
Return After Taxes on Distributions and Sale of Fund Shares	-0.42%	4.95%	3.71%
S-Network® International Sector Dividend Dogs Index (reflects no deduction for fees, expenses or taxes)	-0.84%	6.73%	5.10%
Morningstar Developed Markets ex-North America Index* (reflects no deduction for fees, expenses or taxes)	8.59%	7.64%	6.71%

*

Index performance shown in the table is the net total return. The net total return is obtained by reinvesting the net dividend, which is equal to the ordinary gross dividend minus the amount of withholding tax.

INVESTMENT ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund.

PORTFOLIO MANAGERS

Ryan Mischker, Senior Vice President, Portfolio Management & Research, and Andrew Hicks, Senior Vice President of Index Management of ALPS Advisors, Inc., are responsible for the day to day management of the Fund. Mr. Mischker and Mr. Hicks have each served in such capacity since March 2015 and March 2016, respectively.

PURCHASE AND REDEMPTION OF SHARES

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker or dealer at a market price. Shares of the Fund are listed for trading on NYSE Arca under the ticker symbol IDOG and, because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid/ask spread”).

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and the bid/ask spreads, is included on the Fund’s website at www.alpsfunds.com.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

www.alpsfunds.com	7

SUMMARY SECTION

Alps Emerging Sector Dividend Dogs ETF (The “Fund”)

INVESTMENT OBJECTIVE

The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Emerging Sector Dividend Dogs Index (ticker symbol EDOGX) (the “Underlying Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors purchasing or selling Shares in the secondary market may be subject to fees and expenses (including customary brokerage commissions) charged by their broker and other fees to financial intermediaries. These fees and expenses are not included in the expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.60%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.60%

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested each year, and that the Fund’s operating expenses remain the same each year.

	One Year	Three Years	Five Years	Ten Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$61	$192	$335	$750

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended November 30, 2020, the Fund’s portfolio turnover rate was 93% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

ALPS Advisors, Inc. (the “Adviser”) will seek to match the performance, before fees and expenses, of the Underlying Index. The Underlying Index is a rules-based index intended to give investors a means of tracking the overall performance of the highest dividend paying stocks (i.e. “Dividend Dogs”) in the S-Network® Emerging Markets Index, a universe of mainly large capitalization stocks domiciled in emerging markets (the “S-Network Emerging Markets”) on a sector-by-sector basis. “Dividend Dogs” refers to the five stocks in each of the Global Industry Classification Standard (“GICS”) sectors (excluding the real estate sector) that make up the S-Network Emerging Markets which offer the highest dividend yields. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations.

The Underlying Index generally consists of 50 stocks on each annual reconstitution date, which is the third Friday of December each year. The Underlying Index’s stocks must be constituents of the S-Network Emerging Markets universe, which includes stocks whose domicile and primary exchange listings are in countries identified by the World Bank as Upper Middle Income. The Underlying Index may include former Comecon (Council for Mutual Economic Assistance, a former economic organization led by the Soviet Union that comprised Eastern Bloc countries and other socialist states elsewhere in the world) countries classified by the World Bank as High Income, and certain Lower Middle Income countries may also be included. Stocks from countries that do not have stock exchanges or open stock exchange structures (i.e. those that offer transparent price discovery mechanisms, impose no investment restrictions, impose no foreign exchange restrictions, permit unrestricted foreign investment or are subject to regulatory oversight) will be excluded. The World Bank’s methodology for identifying Upper Middle Income Countries is based on the country’s gross national income (GNI) per capita. The selection criteria for the universe also includes requirements for sector inclusion, primary exchange listing, minimum market capitalization, share price, average daily trading volume and other factors.

The Underlying Index methodology selects the five stocks in ten of the eleven GICS sectors (excluding the real estate sector) that make up the S-Network Emerging Markets which offer the highest dividend yields as of the last trading day of November. Dividend yield is computed based on the regular cash dividends paid by the company over the previous twelve month period, divided by the share price. The eligible stocks that are selected for inclusion in the Index’s portfolio are equally weighted. If there are less than 5 eligible securities represented in any sector, then the Underlying Index will include only those securities that qualify. The Underlying Index is rebalanced quarterly.

8	Prospectus | March 31, 2021

ALPS EMERGING SECTOR DIVIDEND DOGS ETF

PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political and social conditions, inflation (or expectations for inflation), deflation (or expectations for deflation), changes in the general outlook for corporate earnings, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events, changes in interest or currency rates or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

Foreign Investment Risk. The Fund’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors.

Emerging Markets Risk. Countries with emerging markets may have relatively unstable governments; may present heightened risks of nationalization of businesses, restrictions on foreign ownership, less liquidity and prohibitions on the repatriation of assets; and may have economies based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens, inflation rates or adverse news and events.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons, including operating expenses incurred by the Fund not applicable to the Underlying Index, costs in buying and selling securities, asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies. Tax withholdings imposed by foreign countries may also contribute to differences between the Fund’s return and the return of the Underlying Index.

Index Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Geographic Concentration Risk. To the extent the Underlying Index and the Fund are significantly comprised of securities of issuers from a single country, the Fund would be more likely to be impacted by events or conditions affecting that country.

Underlying Sector Risk. The Fund will be exposed to the additional risks associated with its investments in companies of each GICS sector of the Underlying Index. For more on these risks, see “Risks of Underlying Sectors” in this Prospectus.

High Dividend Yield Style Risk. While the Fund may hold securities of companies that have historically paid a high dividend yield, those companies may reduce or discontinue their dividends, thus reducing the yield of the Fund. Also, the market return of high dividend yield securities, in certain market conditions, may be worse than the market return of other investment strategies or the overall stock market.

Fluctuation of Net Asset Value. The net asset value (“NAV”) of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca, Inc. (the “NYSE Arca”). The Adviser cannot predict whether the Shares will trade below, at or above their NAV.

Risk of Cash Transactions. Unlike many ETFs, the Fund expects to effect redemptions for cash, rather than in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF, which may avoid realizing capital gains by making only in-kind redemptions. Moreover, cash transactions may entail higher transaction costs than in-kind transactions, which costs may be passed on to redeemers of Creation Units in the form of redemption transaction fees.

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FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for a certain time period compare with the average annual returns of the Underlying Index and of another benchmark of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Total return figures assume reinvestment of dividends and include the effect of the Fund’s recurring expenses. Updated performance information is available online at www.alpsfunds.com or by calling 866.675.2639.

Annual Total Returns (calendar years ended 12/31)

Highest Quarterly Return	23.95%	(December 31, 2020)
Lowest Quarterly Return	-29.88%	(March 31, 2020)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
For periods ended December 31, 2020

	1 Year	5 Years	Since Inception (March 27, 2014)
Return Before Taxes	7.92%	7.10%	2.54%
Return After Taxes on Distributions	6.95%	6.21%	1.71%
Return After Taxes on Distributions and Sale of Fund Shares	4.92%	5.54%	1.95%
S-Network Emerging Sector Dividend Dogs Index* (reflects no deduction for fees, expenses or taxes)	8.80%	7.92%	3.40%
Morningstar Emerging Markets Index* (reflects no deduction for fees, expenses or taxes)	18.41%	12.71%	7.14%

*

Index performance shown in the table is the net total return. The net total return is obtained by reinvesting the net dividend, which is equal to the ordinary gross dividend minus the amount of withholding tax.

INVESTMENT ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund.

PORTFOLIO MANAGERS

Ryan Mischker, Senior Vice President, Portfolio Management & Research, and Andrew Hicks, Senior Vice President of Index Management of ALPS Advisors, Inc., are responsible for the day to day management of the Fund. Mr. Mischker and Mr. Hicks have each served in such capacity since March 2015 and March 2016, respectively.

PURCHASE AND REDEMPTION OF SHARES

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker or dealer at a market price. Shares of the Fund are listed for trading on NYSE Arca under the ticker symbol EDOG, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid/ask spread”).

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and the bid/ask spreads, is included on the Fund’s website at www.alpsfunds.com.

10	Prospectus | March 31, 2021

ALPS EMERGING SECTOR DIVIDEND DOGS ETF

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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SUMMARY SECTION

Alps REIT Dividend Dogs ETF (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the performance of an index called the S-Network® REIT Dividend Dogs Index (ticker symbol RDOGX) (the “Underlying Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors purchasing or selling Shares in the secondary market may be subject to fees and expenses (including customary brokerage commissions) charged by their broker and other fees to financial intermediaries. These fees and expenses are not included in the expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.35%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.35%

(1)	Restated to reflect current fees.

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year.

	One Year	Three Years	Five Years	Ten Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$36	$113	$196	$443

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended November 30, 2020, the Fund’s portfolio turnover rate was 148% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

ALPS Advisors, Inc. (the “Adviser”) will seek investment results that replicate as closely as possible, before fees and expenses, the performance of the Underlying Index. The Underlying Index is a rules-based index intended to give investors a means of tracking the overall performance of the highest dividend paying real estate investment trusts (“REITs”) (i.e. “Dividend Dogs”) in the S-Network® Composite US REIT Index, a universe of mainly REITs listed in the United States (the “S-Net U.S. REIT”), on a segment-by-segment basis. “Dividend Dogs” refers to the five REITs in each of the nine segments that make up the S-Net U.S. REIT which offer the highest dividend yields.

The Fund will normally invest at least 90% of its total assets in common stocks and other equity securities (which may include REITs, American depositary receipts (“ADRs”), American depositary shares (“ADSs”) and global depositary receipts (“GDRs”)) that comprise the Underlying Index. The Fund may invest in companies with a market capitalization of greater than $50 million as of the annual reconstitution date, which is the third Friday of December each year. The Fund generally will invest in all of the securities that comprise the Underlying Index in proportion to their weightings in the Underlying Index.

The Underlying Index, like the S-Net U.S. REIT from which components of the Underlying Index are selected, divides into nine segments, eight of which are based on Global Industry Classification Standard (“GICS”) Sub-Industries (excluding Technology REITs involved in cell towers and/or data centers) and a separate Technology REIT segment based on the research of the Underlying Index provider, S-Network® Global Indexes, Inc. (the “Index Provider”). The Underlying Index generally consists of 45 REITs on each annual reconstitution date. The Underlying Index’s REITs must be constituents of the S-Net U.S. REIT universe, which includes a universe of mainly REITs listed in the United States. The selection criteria for the universe also includes requirements for segment inclusion, primary exchange listing, minimum market capitalization, share price, average daily trading volume and other factors. The Underlying Index is rebalanced quarterly.

Individual securities to be included in the Underlying Index are selected based on a ranking system within each segment that selects the top five REITs in the segment by indicated dividend yield as of the last trading day of November that have funds from operations per share greater than their trailing-12-month dividends per share. Indicated dividend yield is computed based on the last regular cash dividend paid by the company multiplied by the payment frequency, divided by the share price. (Special dividends are not included). The eligible REITs that are selected for inclusion in the Underlying Index’s portfolio are equally weighted.

12	Prospectus | March 31, 2021

ALPS REIT DIVIDEND DOGS ETF

PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political and social conditions, inflation (or expectations for inflation), deflation (or expectations for deflation), changes in the general outlook for corporate earnings, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events, changes in interest or currency rates or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

Real Estate Investment Risk. The Fund invests in companies in the real estate industry, including real estate investment trusts (“REITs”). Therefore, the Fund is subject to the risks associated with investing in real estate, which may include, but are not limited to, possible declines in the value of real estate; adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds (including changes in interest rates); the impact of changes in environmental laws; overbuilding in a real estate company’s market; and environmental problems. The real estate sector is particularly sensitive to economic downturns and changes to interest rates.

REIT Investment Risk. In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, management risk, non-diversification risk, financing risk, self-liquidation risk, mortgage financing and interest rate risks, and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities. REITs are also subject to unique federal tax requirements. Dividends received by the Fund from REITs generally will not constitute qualified dividend income.

Small- and Mid-Capitalization Company Risk. Smaller and mid-size companies often have a more limited track record, narrower markets, less liquidity, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of the Fund’s portfolio.

Concentration Risk. Real estate companies may lack diversification due to ownership of a limited number of properties and concentration in a particular geographic region or property type.

Interest Rate Risk. Rising interest rates could result in higher costs of capital for real estate companies, which could negatively impact a real estate company’s ability to meet its payment obligations. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as interest rate changes by the Federal Reserve.

Underlying Segment Risk. The Fund will be exposed to the additional risks associated with its investments in companies of each segment of the Underlying Index.

High Dividend Yield Style Risk. While the Fund may hold securities of companies that have historically paid a high dividend yield, those companies may reduce or discontinue their dividends, thus reducing the yield of the Fund. Also, the market return of high dividend yield securities, in certain market conditions, may be worse than the market return of other investment strategies or the overall stock market.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Leverage Risk. Real estate companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a real estate company’s operations and market value in periods of rising interest rates.

Liquidity Risk. Real estate is relatively illiquid and, therefore, a real estate company may have a limited ability to vary or liquidate properties in response to changes in economic or other conditions. These risks are especially applicable in conditions of declining real estate values, such as those experienced for several years starting in 2007.

Management Risk. Real estate companies are dependent upon management skills and may have limited financial resources. Real estate companies are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and self-liquidation. In addition, transactions between real

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estate companies and their affiliates may be subject to conflicts of interest, which may adversely affect a real estate company’s shareholders.

Property Risk. Real estate companies may be subject to risks relating to functional obsolescence or reduced desirability of properties; extended vacancies; catastrophic events; and casualty or condemnation losses. Real estate income and values also may be greatly affected by demographic trends, changing tastes and values, or increasing vacancies or declining rents.

Regulatory Risk. Real estate income and values may be adversely affected by such factors as applicable domestic and foreign laws (including tax laws). Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate.

Repayment Risk. The prices of real estate company securities may drop because of the failure of borrowers to repay their loans, poor management, and the inability to obtain financing either on favorable terms or at all. If the properties do not generate sufficient income to meet operating expenses, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of interest and principal on their loans will be adversely affected.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons including operating expenses incurred by the Fund not applicable to the Underlying Index, costs in buying and selling securities, asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

Depositary Receipt Risk. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Underlying Index, may negatively affect the Fund’s ability to replicate the performance of the Underlying Index.

Index Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Geographic Concentration Risk. To the extent the Underlying Index and the Fund are significantly comprised of securities of issuers from a single country, the Fund would be more likely to be impacted by events or conditions affecting that country.

Fluctuation of Net Asset Value. The net asset value (“NAV”) of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca, Inc. (the “NYSE Arca”). The Adviser cannot predict whether the Shares will trade below, at or above their NAV.

FUND PERFORMANCE

On July 1, 2011, ALPS Advisors, Inc., the Fund’s investment adviser, assumed all responsibility for selecting the Fund’s investments. Performance figures shown below for periods before July 1, 2011 represent performance of the Fund during the times when the Fund’s investments were selected by the prior sub-advisor to the Fund. On January 2, 2020, the Fund changed its Underlying Index and principal investment strategies. Consequently, the Fund’s total returns shown below for the periods prior to January 2, 2020 are not necessarily indicative of the performance of the Fund, as it is currently managed. The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Underlying Index and other benchmarks of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Total return figures assume reinvestment of dividends and include the effect of the Fund’s recurring expenses. Updated performance information is available online at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Returns (calendar years ended 12/31)

Highest Quarterly Return	20.47%	(December 31, 2020)
Lowest Quarterly Return	-33.91%	(March 31, 2020)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

14	Prospectus | March 31, 2021

ALPS REIT DIVIDEND DOGS ETF

Average Annual Total Returns
For the periods ended December 31, 2020

	1 Year	5 Years	10 Years
Return Before Taxes	-10.35%	3.04%	5.30%
Return After Taxes on Distributions	-11.92%	1.66%	3.93%
Return After Taxes on Distributions and Sale of Fund Shares	-6.25%	1.78%	3.61%
S-Network REIT Dividend Dogs Index[1,2] (reflects no deduction for fees, expenses or taxes)	-10.03%	-	-
S-Network® Composite US REIT Index[1,3] (reflects no deduction for fees, expenses or taxes)	-5.48%	-	-
S-Network® REIT Dividend Dogs Index/S&P United States REIT Index[1,4] (reflects no deduction for fees, expenses or taxes)	-10.03%	4.11%	7.93%

[1]	Index performance shown in the table is the total return, which assumes reinvestment of any dividends and distributions during the time periods shown.

[2]	The Index commenced operations on October 29, 2019.

[3]	The Index commenced operations on February 12, 2016.

[4]	The performance shown reflects a combination of the Fund’s current Underlying Index and, for periods prior to January 2, 2020, the S&P United States REIT Index. Prior to January 2, 2020, the Fund used a different Underlying Index than the S&P United States REIT Index. Therefore, the historical returns shown for the periods prior to January 2, 2020, are not necessarily indicative of the historical strategy of the Fund.

INVESTMENT ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund.

PORTFOLIO MANAGERS

Ryan Mischker, Senior Vice President, Portfolio Management & Research, and Andrew Hicks, Senior Vice President of Index Management of ALPS Advisors, Inc., are responsible for the day to day management of the Fund. Mr. Mischker and Mr. Hicks have each served in such capacity since March 2015 and March 2016, respectively.

PURCHASE AND REDEMPTION OF SHARES

Individual Shares may only be purchased and sold in secondary market transactions through a broker or dealer at a market price. Shares are listed for trading on NYSE Arca under the ticker symbol RDOG and, because Shares trade at market prices rather than NAV, Shares may trade at a price greater than or less than NAV.

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid/ask spread”).

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and the bid/ask spreads, is included on the Fund’s website at www.alpsfunds.com.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Introduction—Alps ETF Trust

ALPS ETF Trust (the “Trust”) is an investment company consisting of multiple separate exchange traded funds. This Prospectus relates to the ALPS Sector Dividend Dogs ETF, ALPS International Sector Dividend Dogs ETF, ALPS Emerging Sector Dividend Dogs ETF and ALPS REIT Dividend Dogs ETF.

Each Fund’s shares (the “Shares”) are listed on the NYSE Arca, Inc. (“NYSE Arca”). Each Fund’s Shares trade at market prices that may differ from the net asset value (“NAV”) of the Shares. Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in large specified blocks of Shares, each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Funds.

Tax-Advantaged Product Structure

Unlike interests in many conventional mutual funds, the Shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing NAVs. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These arrangements are designed to protect ongoing shareholders from adverse effects on a Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund’s need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism utilized by most exchange-traded funds, including the Funds, generally will not lead to a tax event for a Fund or its ongoing shareholders.

Alps Sector Dividend Dogs ETF

Investment Objective

The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Sector Dividend Dogs Index (the “Sector Dividend Dogs Underlying Index”). The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days’ notice prior to any material change in the Fund’s investment objective.

Additional Information about Principal Investment Strategies

The Board of Trustees of the Trust may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

Underlying Index Description

The Sector Dividend Dogs Underlying Index methodology selects the five stocks in ten of the eleven GICS sectors (excluding the real estate sector) that make up the S&P 500 which offer the highest dividend yields as of the last trading day in November. The fifty stocks that are selected for inclusion in the portfolio are equally weighted.

The Sector Dividend Dogs Underlying Index is divided into ten GICS sectors:

●	Energy
●	Materials
●	Industrials
●	Communication Services
●	Consumer Discretionary
●	Consumer Staples
●	Health Care
●	Financials
●	Information Technology
●	Utilities

The selection criteria for the S&P 500 include requirements for sector inclusion, primary exchange listing, minimum market capitalization, minimum average daily trading volume, and other factors. At the time of selection for the Sector Dividend Dogs Underlying Index, all constituents of the Sector Dividend Dogs Underlying Index must be constituents of the S&P 500.

Individual securities to be included in the Sector Dividend Dogs Underlying Index are selected based on a ranking system within each sector that selects five stocks in each sector with the highest dividend yield as of the last trading day in November. Dividend yield is computed based on the regular cash dividends paid by the company over the previous twelve month period, divided by the share price (special dividends are not included). All stocks selected for inclusion in the Sector Dividend Dogs Underlying Index are then equally weighted. Companies deleted from the S&P 500 and the S&P 1500 that are constituents of the Sector Dividend Dogs Underlying Index are also deleted from the Sector Dividend Dogs Underlying Index the same day and the deleted stock’s weight is distributed equally among the remaining Sector Dividend Dogs Underlying Index constituents, until the next quarterly rebalancing date, when a replacement stock is added. Companies deleted from the S&P 500 that are constituents of the Underlying Index will be deleted from the Sector Dividend Dogs Underlying Index on the next quarterly rebalancing date, provided the stock remains a member of the S&P 1500.

The Sector Dividend Dogs Underlying Index was developed by S-Network® Global Indexes, Inc. (the “Index Provider”) May 1, 2012, and its publication began on May 1, 2012. Standard & Poor’s Custom Indices serves as calculation agent. Sector Dividend Dogs Underlying Index values are distributed via the Chicago Mercantile Exchange throughout the day, between the hours of 9:30 a.m. and 4:30 p.m. Eastern time, at 15 second intervals under the symbol “SDOGX.”

16	Prospectus | March 31, 2021

Alps International Sector Dividend Dogs ETF

Investment Objective

The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® International Sector Dividend Dogs Index (the “International Sector Dividend Dogs Underlying Index”). The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days’ notice prior to any material change in the Fund’s investment objective.

Additional Information about Principal Investment Strategies

The Board of Trustees of the Trust may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

Underlying Index Description

The International Sector Dividend Dogs Underlying Index methodology selects the five stocks in ten of the eleven GICS sectors (excluding the real estate sector) that make up the S-Network Developed Markets (ex NA) Index which offer the highest dividend yields as of the last trading day in November. The fifty stocks that are selected for inclusion in the portfolio are equally weighted.

The Underlying Index is divided into ten GICS sectors:

●	Energy
●	Materials
●	Industrials
●	Communication Services
●	Consumer Discretionary
●	Consumer Staples
●	Health Care
●	Financials
●	Information Technology
●	Utilities

The S-Net Developed Markets universe includes stocks whose domicile and primary exchange listings are in countries identified by the World Bank as High Income Countries, and excludes stocks from countries a) located in the Americas, b) that do not have stock exchanges, c) were members of the former Comecon (which was an economic alliance of countries in Eastern Europe, including Bulgaria, Czechoslovakia, Hungary, Poland, Romania and the USSR, and also included Cuba, Vietnam and Mongolia) and d) whose companies, in the opinion of the Index Provider, have idiosyncratic dividend policies. The World Bank’s methodology for identifying High Income Countries is based on the country’s gross national income (GNI) per capita. The universe is screened to eliminate stocks that have less than $10 million (USD) per day in average daily trading volume and whose shares trade at a price of less than $1.00 (USD). The selection criteria for the S-Net Developed Markets also includes requirements for sector inclusion, minimum market capitalization, and other factors. At the time of selection for the International Sector Dividend Dogs Underlying Index, all constituents of the International Sector Dividend Dogs Underlying Index must be constituents of the S-Net Developed Markets.

Individual securities to be included in the International Sector Dividend Dogs Underlying Index are selected based on a ranking system within each sector that selects five stocks in each sector with the highest dividend yield as of the last trading day in November. Dividend yield is computed based on the regular cash dividends paid by the company over the previous twelve month period, divided by the share price (special dividends are not included). All stocks selected for inclusion in the International Sector Dividend Dogs Underlying Index are then equally weighted.

Additions and deletions to the International Sector Dividend Dogs Underlying Index are made 1) at the close of trading on the annual reconstitution date, which is the third Friday of December of each year, and 2) in the event of the deletion of a constituent stock due to a corporate action. When a stock is deleted, a replacement will be added on the next quarterly rebalancing date.

Deletions to the International Sector Dividend Dogs Underlying Index are made at any time, in the event a stock is liquidated, de-listed, files for bankruptcy, is acquired, merges with another stock, or if, in the opinion of the Index Provider, the stock represents excessive risk due to pending regulatory or similar legal action. Upon deletion, the weight of the removed stock is reallocated proportionately to the remaining constituents of the International Sector Dividend Dogs Underlying Index. Additions are made only upon the effective date of the quarterly rebalancing.

The International Sector Dividend Dogs Underlying Index was developed by S-Network® Global Indexes, Inc. (the “Index Provider”), and its publication began on June 10, 2013. Standard & Poor’s serves as calculation agent. International Sector Dividend Dogs Underlying Index values are distributed via the Chicago Mercantile Exchange throughout the day, between the hours of 7:00 p.m. and 4:30 p.m. Eastern time the following day, at 15 second intervals under the symbol “IDOGX.”

Alps Emerging Sector Dividend Dogs ETF

Investment Objective

The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Emerging Sector Dividend Dogs Index (the “Emerging Sector Dividend Dogs Underlying Index”). The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days’ notice prior to any material change in the Fund’s investment objective.

www.alpsfunds.com	17

Additional Information about Principal Investment Strategies

The Board of Trustees of the Trust may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

Underlying Index Description

The Emerging Sector Dividend Dogs Underlying Index methodology selects the five stocks in ten of the eleven GICS sectors (excluding the real estate sector) that make up the S-Network Emerging Markets which offer the highest dividend yields as of the last trading day in November. The fifty stocks that are selected for inclusion in the portfolio are equally weighted.

The Underlying Index is divided into ten GICS sectors:

●	Energy
●	Materials
●	Industrials
●	Communication Services
●	Consumer Discretionary
●	Consumer Staples
●	Health Care
●	Financials
●	Information Technology
●	Utilities

The S-Network® Emerging Markets universe includes stocks whose domicile and primary exchange listings are in countries in identified by the World Bank as Upper Middle Income. The Emerging Sector Dividend Dogs Underlying Index may include former Comecon (Council for Mutual Economic Assistance, a former economic organization led by the Soviet Union that comprised Eastern Bloc countries and other socialist states elsewhere in the world) countries classified by the World Bank as High Income, and certain Lower Middle Income countries may also be included. Stocks from countries that do not have stock exchanges or open stock exchange structures (i.e., those that offer transparent price discovery mechanisms, impose no investment restrictions, impose no foreign exchange restrictions, permit unrestricted foreign investment or are subject to regulatory oversight) will be excluded. The World Bank’s methodology for identifying Upper Middle Income Countries is based on the country’s gross national income (GNI) per capita. The universe is screened to eliminate stocks that have less than $1 million (USD) per day in average daily trading volume and whose shares trade at a price of less than $1.00 (USD). The selection criteria for the S-Network® Emerging Markets also includes requirements for sector inclusion, primary exchange listing, minimum market capitalization, share price, average daily trading volume and other factors. At the time of selection for the Emerging Sector Dividend Dogs Underlying Index, all constituents of the Emerging Sector Dividend Dogs Underlying Index must be constituents of the S-Network® Emerging Markets.

Individual securities to be included in the Emerging Sector Dividend Dogs Underlying Index are selected based on a ranking system within each sector that selects five stocks in each sector with the highest dividend yield as of the last trading day in November. Dividend yield is computed based on the regular cash dividends paid by the company over the previous twelve month period, divided by the share price (special dividends are not included). All stocks selected for inclusion in the Emerging Sector Dividend Dogs Underlying Index are then equally weighted. If there are less than five eligible securities represented in any sector, then the Emerging Sector Dividend Dogs Underlying Index will include only those securities that qualify.

Additions and deletions to the Emerging Sector Dividend Dogs Underlying Index are made 1) at the close of trading on the annual reconstitution date, which is the third Friday of December of each year, and 2) in the event of the deletion of a constituent stock due to a corporate action. When a stock is deleted, a replacement will be added on the next quarterly rebalancing date.

Deletions to the Emerging Sector Dividend Dogs Underlying Index are made at any time, in the event a stock is liquidated, de-listed, files for bankruptcy, is acquired, merges with another stock, or if, in the opinion of the Index Provider, the stock represents excessive risk due to pending regulatory or similar legal action. Upon deletion, the weight of the removed stock is reallocated proportionately to the remaining constituents of the Index. Additions are made only upon the effective date of the quarterly rebalancing.

The Emerging Sector Dividend Dogs Underlying Index was developed by S-Network® Global Indexes, Inc. (the “Index Provider”), and its publication began on January 20, 2014. Standard & Poor’s serves as calculation agent. Index values are distributed via the Chicago Mercantile Exchange throughout the day, between the hours of 7:00 p.m. and 4:30 p.m. Eastern time the following day, at 15 second intervals under the symbol “EDOGX.”

Alps REIT Dividend Dogs ETF

Investment Objective

The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® REIT Dividend Dogs Index (the “Underlying Index”). The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees of the Trust (“Board of Trustees” or “Board”) without shareholder approval.

Additional Information about Principal Investment Strategies

The Board of Trustees may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

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Underlying Index Construction

The Underlying Index, like the S-Network® Composite US REIT Index (“S-Net U.S. REIT”) from which components of the Underlying Index are selected, divides into nine segments, eight of which are based on Global Industry Classification Standard (“GICS”) Sub-Industries (excluding Technology REITs involved in cell towers and/or data centers) and a separate Technology REIT segment based on the research of S-Network® Global Indexes, Inc. (the “Index Provider”):

●	Diversified REITs
●	Health Care REITs
●	Industrial REITs
●	Retail REITs
●	Technology REITs
●	Office REITs
●	Hotel & Resort REITs
●	Residential REITs
●	Specialized REITs

The selection criteria for S-Net U.S. REIT include requirements for segment inclusion, primary exchange listing, minimum market capitalization, minimum average daily trading volume, and other factors. All constituents of the Underlying Index must be constituents of S-Net U.S. REIT. The Underlying Index excludes all operating companies within the real estate sector as well as Mortgage REITs.

Individual securities to be included in the Underlying Index are selected based on a ranking system within each segment that selects the top five REITs in the segment by indicated dividend yield as of the last trading day of November that have funds from operations per share greater than their trailing-12-month dividends per share. Indicated dividend yield is computed based on the last regular cash dividend paid by the company multiplied by the payment frequency, divided by the share price. (Special dividends are not included). The eligible REITs that are selected for inclusion in the Underlying Index’s portfolio are equally weighted.

The Underlying Index is rebalanced quarterly on the third Friday of the last month of each calendar quarter. Underlying Index changes take place at each rebalancing date, except in the event of certain corporate actions, such as mergers, acquisitions, and delistings. In such cases, the change is applied on the effective date of the action, unless otherwise determined by the Index Provider. Share increases and decreases are reflected on the rebalancing date.

Additions and deletions to the Underlying Index are made 1) at the close of trading on the annual reconstitution date, which is the third Friday of the December of each year and 2) in the event of the deletion of a constituent stock due to a corporate action. When a stock is deleted, a replacement will be added on the next rebalancing date.

The Underlying Index was developed by the Index Provider, and its publication began in October 2019. The Index Provider serves as calculation agent. Underlying Index values are distributed to the public via the Chicago Mercantile Exchange throughout the day, between the hours of 9:30 a.m. and 4:30 p.m. Eastern time the following day, at 15 second intervals under the symbol “RDOGX.”

Additional Information About the Funds’ Principal Investment Risks

Investors should consider the following additional information about the Funds’ principal investment risks.

Investment Risk. An investment in a Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. A principal risk of investing in each Fund is market risk, which is the risk that the value of the securities held by the Fund will fall due to general market, economic, political and social conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by a Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. Securities in a Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of a Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, negatively impact the Fund’s arbitrage and pricing mechanisms, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted

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as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.

In addition, common stock of an issuer in a Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. While broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Foreign Investment Risk. The ALPS International Sector Dividend Dogs ETF’s and ALPS Emerging Sector Dividend Dogs ETF’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of each Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which a Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. Each Fund will not enter into transactions to hedge against declines in the value of the Fund’s assets that are denominated in foreign currency.

Emerging Markets Risk. The ALPS Emerging Sector Dividend Dogs ETF is subject to emerging markets risk. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investing in foreign countries, particularly emerging market countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. Countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions, including sanctions and other trade barriers, and more sensitive to debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Certain investments may take more than seven days to settle. To the extent a substantial portion of the Fund’s Underlying Index consists of securities from underlying issuers located in particular geographic areas, natural disasters, such as volcano eruptions, tsunamis, earthquakes, floods, hurricanes, typhoons, epidemics or other such events, could have significant impact on the performance and/or risk of the Fund.

Real Estate Investment Risk. The ALPS REIT Dividend Dogs ETF invests in companies in the real estate industry, including real estate investment trusts (“REITs”). Investing in real estate is subject to such risks as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent, possible lack of availability of mortgage financing, market saturation, fluctuations in rental income and the value of underlying properties and extended vacancies of properties. Certain real estate securities have a relatively small market capitalization, which may tend to increase the volatility of the market price of these securities. Real estate securities have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers or tenants. The real estate sector is particularly sensitive to economic downturns and changes to interest rates.

REIT Investment Risk. In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchases, the possibility of failing to maintain exemptions from registration under the Investment Company Act of 1940, as amended (the “1940 Act”) and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities. In addition, like mutual funds and ETFs, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, you will absorb duplicate levels of fees when the Fund invests in REITs. In addition, REITs are subject to certain provisions under federal tax law.

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REITs are also subject to unique federal tax requirements. REITs that fail to comply with federal tax requirements affecting REITs may be subject to federal income taxation, which may affect the value of such REIT and the characterization of such REIT’s distributions, and REITs that fail to comply with the federal tax requirement that REITs distribute substantially all of their net income to their respective shareholders may result in such REITs having insufficient capital for future expenditures. The failure of one or more companies to qualify as REITs could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such companies.

REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV. Dividends received by the Fund from REITs generally will not constitute qualified dividend income.

Small- and Mid-Capitalization Company Risk. Investments in securities of small and mid-capitalization companies are subject to the risks of common stocks. Investments in smaller and mid-size companies may involve greater risks because these companies generally have a limited track record. A small capitalization company is defined as a company with a market capitalization between $300 million and $2 billion. A medium capitalization company is defined as a company with a market capitalization between $2 billion and $10 billion. Smaller and mid-size companies often have narrower markets, less liquidity, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of the Fund’s portfolio.

Concentration Risk. Real estate companies may lack diversification due to ownership of a limited number of properties and concentration in a particular geographic region or property type.

Interest Rate Risk. Rising interest rates could result in higher costs of capital for real estate companies, which could negatively impact a real estate company’s ability to meet its payment obligations. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as interest rate changes by the Federal Reserve. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease liquidity in the securities markets, making it harder for the Fund to sell its investments at an advantageous time. Decreased market liquidity also may make it more difficult to value some or all of the Fund’s securities holdings. Additionally, certain countries have experienced negative interest rates on certain debt securities. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. A low interest rate environment may pose additional risks to the Fund because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or minimize the volatility of the Fund’s NAV per share.

Leverage Risk. Real estate companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a real estate company’s operations and market value in periods of rising interest rates. Financial covenants related to a real estate company’s leveraging may affect the ability of the real estate company to operate effectively. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants.

Liquidity Risk. Real estate is relatively illiquid and, therefore, a real estate company may have a limited ability to vary or liquidate properties in response to changes in economic or other conditions. These risks are especially applicable in conditions of declining real estate values, such as those experienced for several years starting in 2007.

Management Risk. Real estate companies are dependent upon management skills and may have limited financial resources. Real estate companies are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and self-liquidation. In addition, transactions between real estate companies and their affiliates may be subject to conflicts of interest, which may adversely affect a real estate company’s shareholders. A real estate company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

Property Risk. Real estate companies may be subject to risks relating to functional obsolescence or reduced desirability of properties; extended vacancies due to economic conditions and tenant bankruptcies; catastrophic events such as earthquakes, hurricanes and terrorist acts; and casualty or condemnation losses. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments.

Regulatory Risk. Real estate income and values may be adversely affected by such factors as applicable domestic and foreign laws (including tax laws). Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate.

Repayment Risk. The prices of real estate company securities may drop because of the failure of borrowers to repay their loans, poor management, and the inability to obtain financing either on favorable terms or at all. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other

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capital expenditures, the income and ability of the real estate company to make payments of interest and principal on their loans will be adversely affected. These risks are especially applicable in conditions of declining real estate values, such as those experienced for several years starting in 2007. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs a number of operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. Transaction costs, including brokerage costs, will decrease a Fund’s NAV to the extent not offset by the transaction fee payable by an authorized participant. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. It is also possible that a Fund may not replicate the Underlying Index to the extent it has to adjust its portfolio holdings in order to qualify as a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended. In addition, the performance of a Fund and its Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

Due to legal and regulatory rules and limitations (including exchange listing standards), a Fund may not be able to invest in all securities included in its Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

A Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If a Fund utilizes a sampling approach or otherwise does not hold all of the securities in its Underlying Index, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

The risk that a Fund may not match the performance of its Underlying Index may be heightened during times of increased market volatility or other unusual market conditions. Errors in the construction or calculation of an Underlying Index may occur from time to time. Any such errors may not be identified and corrected by the Index Provider for some period of time, which may have an adverse impact on a Fund and its shareholders. For example, during a period where the Fund’s Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. Any gains due to the Index Provider’s or others’ errors will be kept by the Fund and its shareholders and any losses resulting from the Index Provider’s or others’ errors will be borne by the Fund and its shareholders.

To the extent a Fund calculates its NAV based on fair value prices and the value of its Underlying Index is based on securities closing prices on local foreign markets (i.e., the value of the Underlying Index is not based on fair value prices) or the Fund otherwise calculates its NAV based on prices that differ from those used in calculating the Underlying Index, the Fund’s ability to track the Underlying Index may be adversely affected.

Depositary Receipt Risk. The ALPS REIT Dividend Dogs ETF may hold the securities of non-U.S. companies in the form of ADRs and GDRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the New York Stock Exchange. Sponsored ADRs are issued with the support of the issuer of the foreign stock underlying the ADRs and carry all of the rights of common shares, including voting rights. GDRs are similar to ADRs, but may be issued in bearer form and are typically offered for sale globally and held by a foreign branch of an international bank. The underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored depositary receipt. The underlying securities of the ADRs and GDRs in the Fund’s portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund’s portfolio. In addition, because the underlying securities of ADRs and GDRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs and GDRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for Shares of the Fund.

Index Management Risk. Unlike many investment companies, each Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Geographic Concentration Risk. With respect to the ALPS International Sector Dividend Dogs ETF, ALPS Emerging Sector Dividend Dogs ETF and ALPS REIT Dividend Dogs ETF, to the extent an Underlying Index and a Fund are significantly comprised of securities of issuers from a single country, such as

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the United States, the Fund would be more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on a Fund’s performance.

Underlying Sector Risk. Each Fund will be exposed to the additional risks associated with its investments in companies of each GICS sector of the Underlying Index. For more on these risks, see “Risks of Underlying Sectors” in this Prospectus.

High Dividend Yield Style Risk. While a Fund may hold securities of companies that have historically paid a high dividend yield, those companies may reduce or discontinue their dividends, thus reducing the yield of the Fund. Low priced securities in a Fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may be worse than the market return of other investment strategies or the overall stock market.

Fluctuation of Net Asset Value. The NAV of a Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of an Underlying Index trading individually or in the aggregate at any point in time. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca and may, therefore, have a material effect on the market price of the Fund’s Shares.

Risk of Cash Transactions. Unlike many ETFs, the EDOG Fund expects to effect redemptions for cash, rather than in-kind. Because the Fund may effect redemptions for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds and it may subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in kind. Such cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees. These brokerage fees, which will be higher than if the Fund redeemed its Shares in-kind, will be passed on to redeemers of Creation Units in the form of redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s Shares than for more conventional ETFs.

Risks of Underlying Sectors

Each sector of the Sector Dividend Dogs Underlying Index, the International Sector Dividend Dogs Underlying Index and the Emerging Sector Dividend Dogs Index (collectively, the “Underlying Index”) is subject to the additional risks associated with concentrating its investments in companies in the market sector, and the Funds are subject to these risks as well. Additional underlying sector specific risks include:

Consumer Discretionary Sector Risk: Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Consumer Staples Sector Risk: Companies in the consumer staples sector are subject to government regulation affecting their products which may negatively impact such companies’ performance. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Also, the success of food, beverage, household and personal products companies may be strongly affected by consumer interest, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and international economy, interest rates, competition and consumer confidence and spending.

Energy Sector Risk: Energy companies typically develop and produce crude oil and natural gas and provide drilling and other energy resources production and distribution related services. Securities prices for these types of companies are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events, exchange rates and economic conditions will likewise affect the performance of these companies. Correspondingly, securities of companies in the energy field are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects and tax and other governmental regulatory policies. Weak demand for energy companies’ products or services or for energy products and services in general, as well as negative developments in these other areas, could adversely impact performance of energy sector companies. Oil and gas exploration and production can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions. These companies may be at risk for environmental damage claims.

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Financials Sector Risk: Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. In addition, the deterioration of the credit markets in the aftermath of the 2007-2008 financial crisis generally caused the financial sector to experience an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Adverse economic, business or political developments affecting real estate could have a major effect on the value of real estate securities (which include REITs). Declining real estate values could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

Health Care Sector Risk: Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of the companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, change in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

Industrials Sector Risk: Stock prices for the types of companies included in the industrial sector are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation stocks, a component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreement and insurance costs.

Information Technology Sector Risk: Market or economic factors impacting technology companies and companies that rely heavily on technology advances could have a major effect on the value of stocks in the information technology sector. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Materials Sector Risk: The materials sector includes companies from the following industries: chemicals; metals & mining; paper & forest products; containers & packaging; and construction materials. Many companies in the materials sector are significantly affected by the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, environmental policies and consumer demand. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liability for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The basic industries sector may also be affected by economic cycles, technical progress, labor relations, and government regulations.

Communication Services Sector Risk: The communication services industry is subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals or the enactment of new adverse regulatory requirements may adversely affect the business of the communication services companies. The communication services industry can also be significantly affected by intense competition,

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including competition with alternative technologies such as wireless communications, product compatibility, consumer preferences, rapid product obsolescence and research and development of new products. Technological innovations may make the products and services of communication services companies obsolete. Other risks include substantial capital requirements and uncertainties resulting from such companies’ diversification into new domestic and international businesses, as well as agreements by any such companies linking future rate increases to inflation or other factors not directly related to the actual operating profits of the enterprise.

Utilities Sector Risk: Stock prices for companies in the utilities sector are affected by supply and demand, operating costs, governmental regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. Although rate changes of a utility usually fluctuate in approximate correlation with financing costs due to political and regulatory factors, rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company’s earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility equity securities may tend to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable or obsolete and negatively impact profitability. Among the risks that may affect utility companies are the following: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations; and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.

Secondary Investment Strategies

As a principal investment strategy each Fund will normally invest at least 90% of its total assets in component equity securities that comprise its Underlying Index and, with respect to the ALPS International Sector Dividend Dogs ETF and the ALPS Emerging Sector Dividend Dogs ETF, depositary receipts based on the securities in the Underlying Index. As a non-principal investment strategy, each Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), forward foreign currency exchange contracts and in swaps, options and futures contracts. Swaps, options and futures contracts (and convertible securities and structured notes) may be used by each Fund in seeking performance that corresponds to the Underlying Index, and in managing cash flows. The Adviser anticipates that it may take approximately three business days (i.e., each day the NYSE is open) for additions and deletions to the Underlying Index to be reflected in the portfolio composition of each Fund.

Each Fund may borrow money from a bank up to a limit of 10% of the value of its total assets, but only for temporary or emergency purposes.

Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, a Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis, and will be maintained in an amount equal to at least 100% of the value of the portfolio securities being lent.

Each Fund operates as an index fund and is not actively managed. Each Fund employs a “passive management” – or indexing – investment to seek investment results that correspond generally, before fees and expenses to the performance of the Underlying Index. Because each Fund uses a passive management approach to seek to achieve its investment objective, each Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.

Each Fund generally will invest in all of the securities that comprise the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, each Fund may purchase a sample of the securities in the Underlying Index in proportions expected by the Adviser to replicate generally the performance of the Underlying Index as a whole. There may also be instances in which the Adviser may choose to overweight another security in the Underlying Index, purchase (or sell) securities not in the Underlying Index which the Adviser believes are appropriate to substitute for one or more Underlying Index components or utilize various combinations of other available investment techniques, in seeking to replicate, before fees and expenses, the performance of the Underlying Index. In addition, from time to time securities are added to or removed from the Underlying Index. Each Fund may sell securities that are represented in

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the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index.

The investment objectives and policies described herein constitute non fundamental policies that may be changed by the Board of Trustees of the Trust without shareholder approval. Certain other fundamental policies of the Funds are set forth in the Statement of Additional Information under “Investment Restrictions.”

Additional Risk Considerations

In addition to the risks described previously, there are certain other risks related to investing in each Fund.

Trading Issues. Trading in Shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca “Circuit breaker” rules. If a trading halt or unanticipated early closing of NYSE Arca occurs, a shareholder may be unable to purchase or sell Shares of a Fund. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of each Fund will continue to be met or will remain unchanged.

While the creation/redemption feature is designed to help the Shares trade close to each Fund’s NAV, market prices are not expected to correlate exactly to a Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, adverse developments impacting market makers, authorized participants or other market participants, high market volatility or lack of an active trading market for the Shares (including through a trading halt) may result in market prices for Shares of a Fund that differ significantly from its NAV or to the intraday value of the Fund’s holdings. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses.

Given the nature of the relevant markets for certain of the securities for each Fund except ALPS Sector Dividend Dogs ETF, Shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs. In addition, the securities held by such Funds may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the Shares’ NAV may widen.

When you buy or sell Shares of a Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a “bid/ask spread” charged by the market makers or other participants that trade the particular security. The spread of a Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of a Fund’s holdings may be halted, the bid/ask spread may increase significantly. This means that Shares may trade at a discount to a Fund’s NAV, and the discount is likely to be greatest during significant market volatility. During such periods, you may be unable to sell your Shares or may incur significant losses if you sell your Shares. There are various methods by which investors can purchase and sell shares of a Fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of a Fund.

Shareholder Risk. Certain shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of a Fund’s Shares. In addition, a third party investor, the Adviser or an affiliate of the Adviser, an authorized participant, a market maker or another entity may invest in a Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment. Redemptions by shareholders could have a negative impact on a Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a Fund’s listing exchange and may, therefore, have a material effect on the market price of the Shares.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with a Fund. A Fund has a limited number of intermediaries that act as authorized participants, and none of these authorized participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders (including in situations where authorized participants have limited or diminished access to capital required to post collateral), with respect to a Fund and no other authorized participant is able to step forward to create or redeem, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting (that is, investors would no longer be able to trade shares in the secondary market). The authorized participant concentration risk may be heightened in scenarios where authorized participants have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market Risk. While Shares are listed on NYSE Arca, there can be no assurance that active trading markets for the Shares will be maintained by market makers or authorized participants. Decisions by market makers or authorized participants to reduce their role or “step away” from these activities in times of market stress may inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of a Fund’s holdings and the Fund’s NAV. Such reduced effectiveness could result in the Fund’s Shares trading at a discount to its NAV and also

26	Prospectus | March 31, 2021

in greater than normal intraday bid/ask spreads for the Fund’s Shares. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. This adverse effect on liquidity for a Fund’s shares in turn could lead to differences between the market price of shares and the underlying value of those shares.

Securities Lending. Although each Fund will receive collateral in connection with all loans of its securities holdings, a Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by a Fund). In the event of a bankruptcy of the borrower, a Fund could experience losses or delays in recovering the loaned securities. Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to a Fund. In addition, each Fund will bear the risk of loss of any cash collateral that it invests.

Operational Risk. The Funds are exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Funds’ service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures. The Funds seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

These risks are described further in the Statement of Additional Information.

Investment Advisory Services

Investment Adviser

ALPS Advisors, Inc. (“ALPS Advisors” or the “Adviser”) acts as the Funds’ investment adviser pursuant to an advisory agreement with the Trust on behalf of the Funds (the “Advisory Agreement”). The Adviser, located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, is registered with the Securities and Exchange Commission as an investment adviser. As of December 31, 2020, the Adviser provided supervisory and management services on approximately $14.9 billion in assets through closed-end funds, mutual funds and exchange-traded funds. Pursuant to the Advisory Agreement, the Adviser manages the investment and reinvestment of the Funds’ assets and administers the affairs of each Fund subject to the supervision of the Board of Trustees.

Pursuant to the Advisory Agreement, each Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis as a percentage of the relevant Fund’s average daily net assets as set out below:

Fund	Advisory Fee
ALPS Sector Dividend Dogs ETF	0.40%
ALPS International Sector Dividend Dogs ETF	0.50%
ALPS Emerging Sector Dividend Dogs ETF	0.60%
ALPS REIT Dividend Dogs ETF	0.35%

From time to time, the Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of each Fund’s business.

The Adviser’s unitary management fee is designed to pay substantially all of each Fund’s expenses and to compensate the Adviser for providing services for each Fund.

Each Fund enters into contractual arrangements with various parties, including, among others, the Funds’ investment adviser, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.

This Prospectus and the Statement of Additional Information provide information concerning the Funds that you should consider in determining whether to purchase shares of the Funds. Each Fund may make changes to this information from time to time. Neither this Prospectus nor the Statement of Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.

Approval of Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement for each of the Funds is available in the Funds’ annual report to shareholders for the period ended November 30, 2020 and will be available in the Funds’ annual report to shareholders for the period ending November 30, 2021.

Portfolio Management

Ryan Mischker, Senior Vice President, Portfolio Management & Research and Andrew Hicks, Senior Vice President, Index Management of ALPS Advisors are the Portfolio Managers of the Funds and are also responsible for the refinement and implementation of the equity portfolio management process.

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Mr. Mischker has been Portfolio Manager for the Funds since March 2015. Prior to joining ALPS Advisors, Mr. Mischker served as Compliance Manager of ALPS, where he was primarily responsible for managing all post-trade monitoring for IRS, SEC and registration statement investment guidelines and restrictions. Mr. Mischker has over 19 years of financial services experience and graduated from the University of Northern Colorado with a B.S. in Finance and B.A. in Economics.

Mr. Hicks is Senior Vice President, Index Management at ALPS Advisors and has been a Portfolio Manager of the Funds since March 2016. He joined the firm as a Portfolio Manager in 2015. Prior to ALPS, Mr. Hicks was a senior equity trader and global research analyst with Virtus Investment Partners and SCM Advisors, an affiliate of Virtus. Mr. Hicks began his career in semiconductor equity research at Citi, and he earned an accounting degree from Miami University (Ohio) while interning each summer on the American Stock Exchange in New York City.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of each Fund.

Purchase and Redemption Of Shares

General

The Shares are issued or redeemed by a Fund at NAV per Share only in Creation Units. See “How to Buy and Sell Shares.”

Most investors buy and sell Shares of a Fund in secondary market transactions through brokers. Shares of the Funds are listed for trading in the secondary market on the NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Funds trade on the NYSE Arca at prices that may differ to varying degrees from the daily NAV of the Shares. Given that a Fund’s Shares can be issued and redeemed in Creation Units, the Adviser believes that large discounts and premiums to NAV should not be sustained for long. The Funds trade under the NYSE Arca ticker symbols set forth below:

Name of Fund	NYSE Arca Ticker Symbol
ALPS Sector Dividend Dogs ETF	SDOG
ALPS International Sector Dividend Dogs ETF	IDOG
ALPS Emerging Sector Dividend Dogs ETF	EDOG
ALPS REIT Dividend Dogs ETF	RDOG

Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from a Fund, and shareholders may tender their Shares for redemption directly to a Fund, only in Creation Units, as discussed in the “How to Buy and Sell Shares” section below.

Book-Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes (except for tax purposes).

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or “street name” form.

How to Buy and Sell Shares

Pricing Fund Shares

The trading price of each Fund’s Shares on the NYSE Arca may differ from a Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The NYSE Arca intends to disseminate the approximate value of Shares of each Fund every fifteen seconds. With respect to the ALPS International Sector Dividend Dogs ETF and the ALPS Emerging Sector Dividend Dogs ETF, the approximate value calculations are based on local market prices and may not reflect events that occur subsequent to markets close. As a result, premiums and discounts between the approximate value and the market price could be affected. This approximate value should not be viewed as a “real time” update of the NAV per Share of a Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. No Fund is involved in, or responsible for, the calculation or dissemination of the approximate value and the Funds do not make any warranty as to its accuracy.

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The NAV per Share for each Fund is determined once daily as of the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, each day the NYSE is open for trading. NAV per Share is determined by dividing the value of a Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of Shares outstanding.

Equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in over the counter markets are valued at the last quoted sales price in the markets in which they trade or, if there are no sales, at the mean of the most recent bid and asked prices. For securities traded on NASDAQ, the NASDAQ Official Closing Price generally will be used. Debt securities are valued at the mean between the last available bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Mutual funds, such as government money market funds, are valued at their last closing net asset value. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. Securities for which market quotations are not readily available, including restricted securities, are valued by a method that the Trustees believe accurately reflects fair value. Securities will be valued at fair value when market quotations are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of a Fund’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE. In such a case, the value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

With respect to ALPS International Sector Dividend Dogs ETF and ALPS Emerging Sector Dividend Dogs ETF, trading in securities on many foreign securities exchanges and over the counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading on a particular country or countries may not take place on all U.S. business days or may take place on days that are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its Shares.

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units (large specified blocks of Shares) directly with a Fund must have entered into an authorized participant agreement (such investors being “Authorized Participants” or “APs”) with ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”), and accepted by the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

How to Buy Shares

In order to purchase Creation Units of a Fund, an investor must generally deposit a designated portfolio of equity securities included in the Underlying Index (the “Deposit Securities”) and generally make a small cash payment referred to as the “Cash Component.” For those APs that are not eligible for trading a Deposit Security, custom orders are available. The list of the names and the numbers of Shares of the Deposit Securities is made available by the Funds’ custodian through the facilities of the National Securities Clearing Corporation (the “NSCC”), immediately prior to the opening of business each day of the NYSE Arca. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities. In the case of custom orders, cash in lieu may be added to the Cash Component to replace any Deposit Securities that the AP may not be eligible to trade.

Orders must be placed in proper form by or through either (i) with respect to ALPS Sector Dividend Dogs ETF, a “Participating Party,” i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the “Clearing Process”) or (ii) with respect to all of the Funds, a participant of the DTC (“DTC Participant”) that has entered into an agreement with the Distributor, and accepted by the transfer agent, with respect to purchases and redemptions of Creation Units. All standard orders must be placed for one or more whole Creation Units of Shares of a Fund and must be received by the Distributor in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the Distributor no later than one hour prior to Closing Time in order to receive that day’s closing NAV per Share. A custom order may be placed by an AP in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

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A fixed creation transaction fee of $500 per transaction for ALPS Sector Dividend Dogs ETF and ALPS REIT Dividend Dogs ETF, $1,500 per transaction for ALPS International Sector Dividend Dogs ETF and ALPS Emerging Sector Dividend Dogs ETF (the “Creation Transaction Fee”) is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional variable charge for transactions effected outside the Clearing Process (with respect to ALPS Sector Dividend Dogs ETF and ALPS Emerging Sector Dividend Dogs ETF) or for cash creations or partial cash creations may also be imposed to compensate a Fund for the costs associated with buying the applicable securities. Each Fund may adjust these fees from time to time based on actual experience. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of a Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain cash at least equal to 115% of the market value of the missing Deposit Securities on deposit with the Trust. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Legal Restrictions on Transactions in Certain Stocks

An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may, at a Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more details, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Redemption of Shares

Shares may be redeemed only in Creation Units at their NAV and only on a day the NYSE Arca is open for business. The Funds’ custodian makes available immediately prior to the opening of business each day of the NYSE Arca, through the facilities of the NSCC, the list of the names and the numbers of Shares of each Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for a Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder. For more details, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

An order to redeem Creation Units of a Fund may only be effected by or through an AP. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.

A fixed redemption transaction fee of $500 per transaction for ALPS Sector Dividend Dogs ETF and ALPS REIT Dividend Dogs ETF, $1,500 per transaction for ALPS International Sector Dividend Dogs ETF and ALPS Emerging Sector Dividend Dogs ETF (the “Redemption Transaction Fee”) is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable charge for transactions effected outside the Clearing Process (with respect to ALPS Sector Dividend Dogs ETF and ALPS Emerging Sector Dividend Dogs ETF) for cash redemptions or partial cash redemptions may also be imposed to compensate a Fund for the costs associated with selling the applicable securities. Each Fund may adjust these fees from time to time based on actual experience. Each Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, the Fund may, in its discretion, reject any such request. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries

The Adviser or its affiliates may make payments to broker-dealers or other financial intermediaries (each, an “Intermediary”) related to marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems, or their making shares of the Funds and certain other series of the Trust available to their customers. Such payments, which may be significant to the intermediary, are not made by the Funds. Rather, such payments are made by the Adviser or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the Trust, including the Funds. Payments of this type are sometimes referred to as revenue-sharing payments. An Intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an Intermediary create conflicts of interest between the Intermediary and its customers and may cause the Intermediary to recommend the Funds or other series of the Trust over another investment. More information regarding these payments is contained in

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the SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from the Adviser or its affiliates.

Distributions

Dividends and Capital Gains. Fund shareholders are entitled to their share of a Fund’s income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

Each Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.” Each Fund realizes capital gains or losses whenever it sells securities. Net long term capital gains are distributed to shareholders as “capital gain distributions.”

Income dividends, if any, are distributed to shareholders quarterly. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended. In addition, each Fund intends to distribute at least quarterly amounts representing the full dividend yield net of expenses on the underlying investment securities as if the relevant Fund owned the underlying investment securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital (which is a return of the shareholder’s investment in the Fund). Shareholders should read any written disclosure provided pursuant to Section 19(a) of and Rule 19a-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), carefully, and should not assume that the source of any distribution from a Fund is net profit.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

Frequent Purchases and Redemptions

The Funds impose no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Funds’ shareholders when they determined that no restriction or policy was necessary. The Board considered that, unlike traditional mutual funds, each Fund issues and redeems its Shares at NAV for a basket of securities intended to mirror the relevant Fund’s portfolio, plus a small amount of cash, and each Fund’s Shares may be purchased and sold on the exchange at prevailing market prices. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by a Fund’s shareholders or (b) any attempts to market time a Fund by its shareholders would result in negative impact to a Fund or its shareholders.

Fund Service Providers

ALPS Fund Services, Inc. is the administrator and fund accounting agent of the Funds.

State Street Bank and Trust Company is the custodian and transfer agent for the Funds.

Dechert LLP serves as counsel to the Funds.

Deloitte & Touche LLP serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.

Index Provider

The Index Provider was founded in 1997 to serve as a consultancy to the financial services industry. Since its founding, the Index Provider has specialized in indexes, indexation and index-based products, including ETFs. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider to use each Underlying Index. The Adviser pays licensing fees to the Index Provider from the Adviser’s own resources.

Disclaimers

The Funds are not sponsored, endorsed, sold or promoted by the Index Provider. The Index Provider makes no representation or warranty, express or implied, to the owners of each Fund or any member of the public regarding the advisability of investing in securities generally or in each Fund particularly or the ability of each Fund to track the performance of the physical commodities market. The Index Provider’s only relationship to the Adviser or each Fund is the licensing of certain service marks and trade names of the Index Provider and of each Underlying Index that is determined, composed and calculated by the Index Provider without regard to the Adviser or the Funds. The Index Provider has no obligation to take the needs of the Adviser or the Funds or the owners of each Fund into consideration in determining, composing or calculating each Underlying Index. The Index Provider is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of each Fund to be issued or in the determination or calculation of the equation by which each Fund is to be converted into cash. The Index Provider has no obligation or liability in connection with the administration, marketing or trading of each Fund.

THE INDEX PROVIDER DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND THE INDEX PROVIDER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, EACH FUND, OWNERS OF EACH FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE

www.alpsfunds.com	31

OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. THE INDEX PROVIDER MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX PROVIDER HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), or its third party licensors. Neither S&P nor its third party licensors make any representation or warranty, express or implied, to the owners of each Fund or any member of the public regarding the advisability of investing in securities generally or in each Fund particularly or the ability of each Underlying Index to track general stock market performance. S&P’s and its third party licensor’s only relationship to the Index Provider is the licensing of certain trademarks, service marks and trade names of S&P and/or its third party licensors and for the providing of calculation and maintenance services related to the Underlying Index. Neither S&P nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of each Fund or the timing of the issuance or sale of each Fund or in the determination or calculation of the equation by which each Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of each Fund.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

Standard & Poor’s® and S&P® are registered trademarks of The McGraw-Hill Companies, Inc.; “Calculated by S&P Custom Indices” and its related stylized mark are service marks of The McGraw-Hill Companies, Inc. These marks have been licensed for use by the Index Provider.

The S&P 500® is the property of Standard and Poor’s Financial Services LLC (“S&P”) and has been licensed by S&P for use by S-Network® Global Indexes, Inc. in connection with the S-Network® Sector Dividend Dogs (Ticker: SDOGX).

The Adviser does not guarantee the accuracy and/or the completeness of each Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. Errors in respect of the quality, accuracy and completeness of the data used to compile the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Such errors may negatively or positively impact the Fund and its shareholders. For example, during a period where the Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. The Adviser makes no warranty, express or implied, as to results to be obtained by each Fund, owners of the Shares of each Fund or any other person or entity from the use of each Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to each Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of each Underlying Index, even if notified of the possibility of such damages.

Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. When the Underlying Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider or its agents to the Underlying Index may increase the costs to and the tracking error risk of the Fund.

ALPS International Sector Dividend Dogs ETF and ALPS Emerging Sector Dividend Dogs ETF are not sponsored, endorsed, sold or promoted by Morningstar, Inc., or any of its affiliated companies (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in exchange-traded funds generally or in the Funds in particular

32	Prospectus | March 31, 2021

or the ability of the Morningstar Index Data to track general exchange-traded fund performance. The Morningstar Entities’ only relationship to ALPS Fund Services, Inc. is the licensing of certain service marks and service names of Morningstar and of the Morningstar Index Data which is determined, composed and calculated by the Morningstar Entities without regard to ALPS Fund Services, Inc. or the Funds. The Morningstar Entities have no obligation to take the needs of ALPS Fund Services, Inc. or the owners of the Funds into consideration in determining, composing or calculating the Morningstar Index Data. The Morningstar Entities are not responsible for and have not participated in the determination of the prices and amounts of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are converted into cash. The Morningstar Entities have no obligation or liability in connection with the administration, marketing or trading of the Funds.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR INDEX DATA OR ANY DATA INCLUDED THEREIN AND THE MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE MORNINGSTAR ENTITIES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY ALPS FUND SERVICES, INC., OWNERS OR USERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MORNINGSTAR INDEX DATA OR ANY DATA INCLUDED THEREIN. THE MORNINGSTAR ENTITIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MORNINGSTAR INDEX DATA OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE MORNINGSTAR ENTITIES HAVE ANY LIABLITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Federal Income Taxation

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in the Shares is made through a tax exempt entity or tax deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

●	A Fund makes distributions,
●	You sell your Shares listed on the NYSE Arca, and
●	You purchase or redeem Creation Units.

Taxes on Distributions

Dividends from net investment income, if any, are declared and paid quarterly. A Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the relevant Fund. Dividends paid out of a Fund’s income and net short term capital gains, if any, are taxable as ordinary income. Distributions of net long term capital gains, if any, in excess of net short term capital losses are taxable as long term capital gains, regardless of how long you have held the Shares.

The maximum individual rate applicable to long-term capital gains is either 15% or 20% depending on whether the individual’s income exceeds certain threshold amounts. In addition, some ordinary dividends declared and paid by a Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long term capital gains, provided that holding period and other requirements are met by the relevant Fund and the shareholder.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter.

A distribution will reduce a Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

Dividends, interest and gains received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of a Fund may, subject to certain limitations, be entitled to claim a credit or a deduction with respect to foreign taxes if the relevant Fund is eligible to and elects to pass through these taxes to them. If more than 50% of a Fund’s total assets at the end of its taxable year consists of foreign stock or securities, the relevant Fund intends to elect to “pass through” to its investors certain foreign income taxes paid by the relevant Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor’s pro rata share of the relevant Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal tax), subject to certain limitations, the investor’s pro rata share of the relevant Fund’s foreign income taxes. It is expected that more than 50%

www.alpsfunds.com	33

of the ALPS International Sector Dividend Dog ETF’s and ALPS Emerging Sector Dividend Dogs ETF’s assets will consist of foreign stock or securities.

If you are not a citizen or permanent resident of the United States, or if you are a foreign entity, a Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Prospective investors are urged to consult their tax advisors concerning the applicability of the U.S. withholding tax.

A Fund generally would be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number (generally your social security number) or otherwise provide proof of an applicable exemption from backup withholding. The backup withholding rate for an individual is 24%.

Taxes on Exchange Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long term capital gain or loss if the Shares have been held for more than one year and as short term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws. Changes in applicable tax authority could materially affect the conclusions discussed above and could adversely affect the Fund, and such changes often occur.

Other Information

For purposes of the 1940 Act, each Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of each Fund. In reliance on an SEC exemptive order or rules under Section 12(d)(1) of the 1940 Act, registered investment companies may invest in exchange-traded funds offered by the Trust beyond the limits of Section 12(d)(1) subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust.

Disclosure of Portfolio Holdings

Each Fund’s portfolio holdings will be disclosed each day on its website at www.alpsfunds.com. A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ Statement of Additional Information.

Premium/Discount Information

Information regarding how often the Shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of each Fund during the prior calendar year and subsequent quarters, when available, will be available at www.alpsfunds.com.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of each Fund for the fiscal periods noted below. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds’ (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements, are included in the Funds’ annual report, which is available upon request by calling the Funds at 866.675.2639. This information is also available free of charge on the Funds’ website at www.alpsfunds.com.

34	Prospectus | March 31, 2021

Financial highlights

For a share outstanding throughout the periods presented

ALPS Sector Dividend Dogs ETF

	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$45.78	$44.26	$45.61	$42.29	$36.23

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.70	1.71	1.54	1.40	1.26
Net realized and unrealized gain/(loss)	(2.14)	1.34	(1.31)	3.39	6.15
Total from investment operations	(0.44)	3.05	0.23	4.79	7.41

DISTRIBUTIONS:
From net investment income	(1.65)	(1.53)	(1.58)	(1.42)	(1.34)
Tax return of capital	—	—	—	(0.05)	(0.01)
Total distributions	(1.65)	(1.53)	(1.58)	(1.47)	(1.35)

Net increase/(decrease) in net asset value	(2.09)	1.52	(1.35)	3.32	6.06
NET ASSET VALUE, END OF PERIOD	$43.69	$45.78	$44.26	$45.61	$42.29
TOTAL RETURN(b)	(0.27)%	7.26%	0.51%	11.59%	20.86%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,007,514	$1,746,784	$2,166,709	$2,322,205	$1,702,405

Ratio of expenses to average net assets	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets	4.27%	3.97%	3.40%	3.24%	3.23%
Portfolio turnover rate(c)	77%	55%	61%	48%	49%
Undistributed net investment income included in price of units issued and redeemed(a)(d)	$0.12	$0.06	$0.04	$0.03	$0.06

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.
(d)	The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

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Financial highlights

For a share outstanding throughout the periods presented

ALPS International Sector Dividend Dogs ETF

	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$26.88	$25.14	$28.27	$22.84	$24.25

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.75	1.20	1.15	0.94	1.00
Net realized and unrealized gain/(loss)	(1.66)	1.69	(3.19)	5.41	(1.47)
Total from investment operations	(0.91)	2.89	(2.04)	6.35	(0.47)

DISTRIBUTIONS:
From net investment income	(1.11)	(1.15)	(1.09)	(0.92)	(0.94)
Tax return of capital	(0.04)	—	—	—	—
Total distributions	(1.15)	(1.15)	(1.09)	(0.92)	(0.94)

Net increase/(decrease) in net asset value	(2.06)	1.74	(3.13)	5.43	(1.41)
NET ASSET VALUE, END OF PERIOD	$24.82	$26.88	$25.14	$28.27	$22.84
TOTAL RETURN(b)	(3.08)%	11.79%	(7.47)%	28.21%	(1.95)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$146,431	$221,741	$285,327	$349,184	$161,042

Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	3.22%	4.65%	4.16%	3.55%	4.28%
Portfolio turnover rate(c)	79%	58%	72%	37%	47%
Undistributed net investment income included in price of units issued and redeemed(a)(d)	$0.00 (e)	$0.04	$0.05	$0.12	$0.09

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.
(d)	The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.
(e)	Less than $0.005.

36	Prospectus | March 31, 2021

Financial highlights

For a share outstanding throughout the periods presented

ALPS Emerging Sector Dividend Dogs ETF

	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$20.67	$21.33	$24.29	$21.17	$20.78

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.56	0.89	0.91	0.80	0.67
Net realized and unrealized gain/(loss)	0.42	(0.33)	(3.02)	3.06	0.39
Total from investment operations	0.98	0.56	(2.11)	3.86	1.06

DISTRIBUTIONS:
From net investment income	(0.69)	(1.22)	(0.85)	(0.74)	(0.67)
Total distributions	(0.69)	(1.22)	(0.85)	(0.74)	(0.67)

Net increase/(decrease) in net asset value	0.29	(0.66)	(2.96)	3.12	0.39
NET ASSET VALUE, END OF PERIOD	$20.96	$20.67	$21.33	$24.29	$21.17
TOTAL RETURN(b)	5.20%	2.67%	(8.76)%	18.37%	5.10%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$20,958	$28,941	$35,201	$47,356	$19,057

Ratio of expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	2.92%	4.16%	3.88%	3.33%	3.11%
Portfolio turnover rate(c)	93%	83%	85%	42%	68%
Undistributed net investment income included in price of units issued and redeemed(a)(d)	$0.02	$0.01	$0.10	$0.05	$0.36

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.
(d)	The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

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Financial highlights

For a share outstanding throughout the periods presented

ALPS REIT Dividend Dogs ETF

	For the Year Ended November 30, 2020(a)		For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$48.42		$44.18	$45.37	$41.31	$42.25

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (b)	1.29		1.19	1.17	0.75	1.24
Net realized and unrealized gain/(loss)	(7.26)		4.45	(0.53)	4.45	(0.90)
Total from investment operations	(5.97)		5.64	0.64	5.20	0.34

DISTRIBUTIONS:
From net investment income	(1.57)		(1.40)	(1.83)	(1.14)	(1.28)
Tax return of capital	(0.39)		—	—	—	—
Total distributions	(1.96)		(1.40)	(1.83)	(1.14)	(1.28)

Net increase/(decrease) in net asset value	(7.93)		4.24	(1.19)	4.06	(0.94)
NET ASSET VALUE, END OF PERIOD	$40.49		$48.42	$44.18	$45.37	$41.31
TOTAL RETURN(c)	(11.77)%		13.00%	1.47%	12.77%	0.61%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$26,320		$53,265	$55,222	$68,050	$80,550

Ratio of expenses to average net assets	0.38	%(d)	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	3.26%		2.56%	2.67%	1.71%	2.86%
Portfolio turnover rate(e)	148%		10%	14%	10%	8%

(a)	Prior to January 2, 2020, the ALPS REIT Dividend Dogs ETF was known as the Cohen & Steers Global Realty Majors ETF.

(b)	Based on average shares outstanding during the period.

(c)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(d)	Effective January 2, 2020 the Fund’s Advisory Fee changed from 0.55% to 0.35%.

(e)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

38	Prospectus | March 31, 2021

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FOR MORE
INFORMATION

Existing Shareholders or Prospective Investors ● Call your financial professional ● 866.675.2639	Dealers ● www.alpsfunds.com ● Distributor Telephone: 866.675.2639

Investment Adviser

ALPS Advisors, Inc.

1290 Broadway

Suite 1000

Denver, Colorado 80203

Distributor

ALPS Portfolio Solutions Distributor, Inc.

1290 Broadway

Suite 1000

Denver, Colorado 80203

Custodian

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Transfer Agent

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

1601 Wewatta Street

Suite 400

Denver, Colorado 80202

A Statement of Additional Information dated March 31, 2021, which contains more details about the Funds, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

You will find additional information about each Fund in its annual and semi annual reports to shareholders, when available. The annual report will explain the market conditions and investment strategies affecting each Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Funds’ shareholder reports or the Statement of Additional Information by calling 866.675.2639. Free copies of the Funds’ shareholder reports and the Statement of Additional Information are available from our website at www.alpsfunds.com.

The Funds send only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

Information about the Funds, including their reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed on the EDGAR database on the SEC’s internet site (http://www.sec.gov). You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address: publicinfo@sec.gov.

PROSPECTUS

Distributor

ALPS Portfolio Solutions Distributor, Inc.

1290 Broadway

Suite 1000

Denver, Colorado 80203

March 31, 2021

Investment Company Act File No. 811-22175.